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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 23, 2001, included in Open Market, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this Registration Statement.

                                                     /s/ Arthur Andersen LLP

Boston, Massachusetts
April 25, 2001